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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): June 30, 1999



                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         0-25033                                      63-1201350
  (Commission File No.)                  (I.R.S. Employer Identification No.)


                              17 North 20th Street
                           Birmingham, Alabama 35203
                    (Address of Principal Executive Offices)


                                 (205) 326-2265
              (Registrant's Telephone Number, Including Area Code)
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Item 2.     Acquisition or Disposition of Assets

            On June 30, 1999, The Banc Corporation, a Delaware corporation (the "Corporation"), completed its acquisitions of C&L Banking Corporation, a Florida bank holding company ("C&L"), its subsidiary, C&L Bank of Bristol, a Florida banking corporation ("Bank of Bristol"), and C&L Bank of Blountstown, a Florida banking corporation ("Bank of Blountstown"), in a series of three transactions which were accounted for as pooling of interests. First, pursuant to the Plan and Agreement of Merger, dated February 25, 1999, between the Corporation and C&L, the Corporation acquired C&L through a merger of C&L with and into the Corporation. As a result, Bank of Bristol became a 98.1% owned subsidiary of the Corporation. The former C&L stockholders received approximately 77.7285 shares of Corporation common stock, par value $.001 per share, for each share of C&L common stock, par value $10.00 per share, that they owned. The former C&L stockholders received an approximate total of 1,264,954 shares of Corporation common stock, valued at approximately $12.9 million.

            Second, pursuant to the Share Exchange Agreement, dated February 25, 1999, by and among the Corporation, Bristol Acquisition Corporation, C&L and Bank of Bristol, the shares of Bank of Bristol common stock not owned by the Corporation as successor to C&L were exchanged for shares of Corporation common stock held by Bristol Acquisition Corporation, wholly-owned subsidiary of the Corporation. The former stockholders of Bank of Bristol received approximately
64.4737 shares of Corporation common stock, par value $.001 per share, for each share of Bank of Bristol common stock, par value $10.00 per share, that they owned. As a result of the share exchange, Bank of Bristol became a wholly-owned subsidiary of the Corporation. The former Bank of Bristol stockholders received an approximate total of 24,500 shares of Corporation common stock, valued at approximately $249,205.

            Third, pursuant to the Plan and Agreement of Merger, dated February 25, 1999, between the Corporation, C&L, Bank of Bristol and Bank of Blountstown, the Corporation acquired Bank of Blountstown through a merger of Bank of Blountstown with and into Bank of Bristol, a wholly-owned subsidiary of the Corporation. The former stockholders of Bank of Blountstown received approximately 8.3890 shares of Corporation common stock, par value $.001 per share, for each share of Bank of Blountstown common stock, par value $12.00 per share, that they owned. The former Bank of Blountstown stockholders received an approximate total of 838,902 shares of Corporation common stock, valued at approximately $8.5 million.

Item 7.     Financial Statements and Exhibits

       (a)  Financial Statements of the Businesses Acquired.

            i. The required audited consolidated balance sheets of C&L at December 31, 1998 and 1997 and consolidated statements of income and changes in financial position for C&L for each of the three years for the period ended December 31, 1998, were filed with the Corporation's Registration Statement on Form S-4 (Registration No. 333-77513), effective as of May 13, 1999, and are hereby incorporated by reference herein.


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            ii. The required audited consolidated balance sheets of Bank of
Blountstown at December 31, 1998 and 1997 and consolidated statements of income and changes in financial position for Bank of Blountstown for each of the three years for the period ended December 31, 1998, were filed with the Corporation's Registration Statement on Form S-4 (Registration No. 333-77513), effective as of May 13, 1999, and are hereby incorporated by reference herein.

       (b)  Pro Forma Financial Information.

            The required pro forma consolidated financial information for the year ended December 31, 1998, was filed as set forth under the description "The Banc Corporation and Subsidiaries - Condensed Pro Forma Statement of Condition (Unaudited)" of the Corporation's Registration Statement on Form S-4 (Registration No. 333-77513), effective as of May 13, 1999, and is hereby incorporated by reference herein.

       (c)  Exhibits:

       EXHIBIT
         NO.                                   DESCRIPTION
         --                                    -----------

        (2)-1 Plan and Agreement of Merger, dated as of February 25, 1999, by and between The Banc
                                Corporation and C&L Banking Corporation, filed as Exhibit (2)-1 to the Corporation's
                                Registration Statement on Form S-4
                                (Registration No. 333-77513), is hereby
                                incorporated herein by reference.

        (2)-2                   Share Exchange Agreement, dated as of
                                February 25, 1999, by and among the
                                Corporation, Bristol Acquisition
                                Corporation, C&L and Bank of Bristol, files as Exhibit (2)-2 to the Corporation's
                                Registration Statement on Form S-4
                                (Registration No. 333-77513), is hereby
                                incorporated herein by reference.

        (2)-3 Plan and Agreement of merger, dated as of February 25, 1999, by and among the Corporation, Bank of Bristol and Bank of
                                Blountstown, filed as Exhibit (2)-3 to the Corporation's Registration Statement on
                                Form S-4 (Registration No. 333-77513), is hereby incorporated herein by reference.

       (23)-1                   Consent of Williams, Cox, Weidner and Cox.

       (23)-2                   Consent of Williams, Cox, Weidner and Cox.

       (99)-1 Audited consolidated balance sheets of C&L at December 31,1998 and 1997, and consolidated statements of income and changes in financial position for C&L for the periods then ended, as filed with the


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
                                Corporation's Registration Statement on
                                Form S-4 (Registration No. 333-77513).


       (99)-2 Audited consolidated balance sheets of Bank of Blountstown at December 31, 1998 and 1997, and consolidated statements of income and changes in financial position for Bank of Blountstown for the periods then ended, as filed with the Corporation's Registration Statement on Form S-4
                                (Registration No. 333-77513).

       (99)-3 Pro Forma Consolidated Financial Statements of the Corporation for the fiscal year ended December 31, 1998, filed as part of Corporation's Registration Statement on
                                Form S-4 (Registration No. 333-77513).




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     THE BANC CORPORATION


                                     By       /s/ JAMES A. TAYLOR, JR.
                                       -------------------------------------
                                                  James A. Taylor, Jr.
                                              Executive Vice President,
                                            General Counsel and Secretary


Dated: July 15, 1999


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